WisdomTree Pacific ex-Japan Total Dividend Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Pacific ex-Japan Total Dividend Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Asia Pacific ex-Japan Fund. The Fund will expand its focus to include investments in the broader Asia Pacific region and will invest in equity securities of issuers in both developed and emerging market countries.

Upon implementation, the Fund’s new investment objective will be to seek investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index (the “New Index). The New Index measures the performance of dividend-paying companies incorporated in the Asia Pacific region (excluding Japan). The New Index includes companies incorporated in one of the following countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, and Thailand. The New Index consists of the 300 qualifying companies with the highest market capitalizations. Companies are weighted in the New Index based on annual cash dividends paid. Exposure to any single country is capped at 25%.

This change is intended to position the Fund to benefit from potential growth in the Asia Pacific region, and in particular, potential growth in developing and emerging market countries. In addition to the potential benefits, this change presents the following additional risks:

Investment in the Asia Pacific Region. To the extent that the Fund’s investments are concentrated in the Asia Pacific Region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and other events, such as natural disasters, affecting that region. While certain economies in this region are exemplars of growth and development, others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports, and economic recessions. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those of U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Large-Capitalization Investing. The Fund invests a relatively large percentage of its assets in securities of large-capitalization companies. The securities of large-capitalization companies may underperform other equity market segments or the equity market as a whole.

The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPD-002-0411